                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     The three funds named above (each a 'Fund' and, collectively, 'Funds') are series of professionally managed open-end management investment companies organized as Massachusetts business trusts (each a 'Trust' and, collectively, 'Trusts'). PaineWebber Emerging Markets Equity Fund ('Emerging Markets Equity Fund'), a diversified series of PaineWebber Investment Trust II ('Investment Trust II'), seeks long-term capital appreciation by investing primarily in equity securities of companies in newly industrializing countries. PaineWebber Global Equity Fund ('Global Equity Fund'), a diversified series of PaineWebber Investment Trust ('Investment Trust'), seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities. PaineWebber Global Income Fund ('Global Income Fund'), a non-diversified series of PaineWebber Investment Series ('Investment Series'), seeks high current income and, secondarily, capital appreciation by investing primarily in high quality foreign and U.S. bonds.

     The investment adviser, administrator and distributor for each Fund is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. Schroder Capital Management International Inc. ('Schroder Capital') and GE Investment Management Incorporated ('GE Investment Management') (each a 'Sub-Adviser') serve as investment sub-advisers, respectively, for Emerging Markets Equity Fund and Global Equity Fund.

     This Statement of Additional Information is not a prospectus and relates only to the Funds' Class A, B and C shares. It should be read only in conjunction with the Funds' current Prospectus for those shares, dated March 1, 1997. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated March 1, 1997.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

     YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), and other nationally recognized statistical rating organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information.

The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

     Global Income Fund is authorized to invest up to 20% of its total assets in non-investment grade debt securities and Global Equity Fund may invest up to 10% of its net assets in convertible debt securities rated below investment grade. Below investment grade debt securities are debt securities that are not rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.


     The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, many lower rated debt securities experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructurings or defaults. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.


     RISK CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Funds generally invest only in securities that are traded on recognized exchanges or in over-the-counter markets ('OTC'), from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

     To the extent that the Funds hold securities of foreign issuers, these securities may not be registered with the Securities and Exchange Commission ('SEC'), nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     The Funds may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') and Global Depository Receipts ('GDRs'), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are similar to ADRs, but may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are similar to EDRs and are designed for use in several international markets. For purposes of each Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

     The Funds anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     From time to time, investments in other investment companies may be the most effective available means by which the Funds may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, a Fund would continue to pay its own management fees and other expenses. The Funds may invest in these investment funds and in registered investment companies subject to the provisions of the Investment Company Act of 1940 ('1940 Act'). Such investment funds or investment companies may be 'passive foreign investment companies' (as described in 'Taxes' below) and may result in special federal income tax consequences.

     Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject.

     FOREIGN SOVEREIGN DEBT. Investment by the Funds in debt securities issued by foreign governments and their political subdivisions or agencies ('Sovereign Debt') involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Funds may have limited legal recourse in the event of a default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins and the Sub-Advisers manage the Funds' portfolios in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

     FOREIGN CURRENCY TRANSACTIONS. Although the Funds value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Funds' foreign currencies generally will be held as 'foreign currency call accounts' at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Funds could suffer a loss of some or all of the amounts deposited. The Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a 'spread,' which is the difference between the prices at which the dealers are buying and selling foreign currencies.


     U.S. GOVERNMENT SECURITIES. The Funds may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of it agencies or instrumentalities (collectively, 'U.S. government securities'). Among the U.S. government securities that may be held by the Funds are securities that are supported by the full faith and credit of the United States; securities that are supported by the right of the issuer to borrow from the U.S. Treasury; and securities that are supported solely by the credit of the instrumentality. Global Income Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities are described below under 'Investment Policies and Restrictions--Mortgage-Backed Securities.'



     Emerging Markets Equity Fund may invest in exchange rate-related U.S. government securities. Such securities are indexed to specific foreign currency exchange rates and generally provide that the interest rate and/or principal amount will be adjusted upwards or downwards (but not below zero) to reflect changes in the exchange rate between two currencies while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal.


     CONVERTIBLE SECURITIES. Each Fund is permitted to invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its 'investment value' (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its 'conversion value' (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which Global Income Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the

Government National Mortgage Association ('Ginnie Mae'), Fannie Mae (formerly, the Federal National Mortgage Association) or the Federal Home Loan Mortgage Corporation ('Freddie Mac').


     Ginnie Mae Certificates--Ginnie Mae guarantees certain mortgage pass-through certificates ('Ginnie Mae certificates') that are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, 'Private Mortgage Lenders') and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are 'passed through' to certificateholders such as Global Income Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

      Fannie Mae Certificates--Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as 'conventional mortgage loans' or 'conventional loans') through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ('Fannie Mae certificates'), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates--Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ('PCs') and guaranteed mortgage certificates ('GMCs'). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

     Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-Throughs--CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called 'Mortgage Assets'). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a 'tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any principal-only or 'PO' class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an 'inverse IO,' on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.


     ARM and Floating Rate Mortgage-Backed Securities--Adjustable Rate Mortgage ('ARM') mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as 'ARMs'). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.


     Types of Credit Enhancement--To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. Global Income Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'spread accounts' or 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     Special Characteristics of Mortgage-Backed Securities--The yield characteristics of mortgage-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of Global Income Fund.


     Additional Information on ARM and Floating Rate Mortgage-Backed Securities--Global Income Fund may invest in ARM and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ('negative amortization'), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the oustanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.


     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to 'lock-in' at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ('COFI'), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.


     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.


     ADDITIONAL INFORMATION ON MONEY MARKET INVESTMENTS OF EMERGING MARKETS

EQUITY FUND AND GLOBAL EQUITY FUND. While each Fund may invest in money market investments, Emerging Markets Equity Fund and Global Equity Fund are subject to additional limitations on the type or quality of money market investments in which they invest. Emerging Markets Equity Fund and Global Equity Fund may invest in the following types of money market instruments in addition to the U.S. government securities noted above: bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks, domestic savings associations and other banking institutions having total assets in excess of $500 million); commercial paper rated no lower than A-1 by S&P or Prime-1 by Moody's, or the equivalent from another NRSRO, or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements meeting the conditions described below under 'Repurchase Agreements.' At no time will either Fund's investments in bank obligations, including time deposits, exceed 25% of the value of its assets. Global Equity Fund also may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated AAA or AA by S&P, Aaa or Aa by Moody's, or that have received an equivalent rating from another NRSRO, or, if unrated, deemed by GE Investment Management to be of equivalent quality.

     Emerging Markets Equity Fund and Global Equity Fund each is authorized to invest in obligations of foreign banks or foreign branches of domestic banks that are traded in the United States or outside the United States, but that are denominated in U.S. dollars. These obligations entail risks that are different from those of investments in obligations of domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to foreign banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

     ILLIQUID SECURITIES. Global Equity Fund and Global Income Fund each may invest up to 10% of its net assets, and Emerging Markets Equity Fund up to 15% of its net assets, in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or a Sub-Adviser, as applicable, have determined are liquid pursuant to guidelines established by each Fund's board of trustees (each sometimes referred to as a 'board').

The assets used as cover for OTC options written by the Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Funds may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ('1933 Act'). However, to the extent that securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid securities for purposes of the Funds' respective percentage limitations, even if they are not freely tradeable in the United States. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or a Sub-Adviser, as applicable, pursuant to guidelines approved by the board. Mitchell Hutchins or the Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins or a Sub-Adviser monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the applicable board.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent.

     The Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or a Sub-Adviser to present minimal credit risks in accordance with guidelines established by each board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.

     REVERSE REPURCHASE AGREEMENTS. Global Income Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 10% of the Fund's total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See 'Investment Policies and Restrictions--Segregated Accounts.'

     LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with that Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loans at any time. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. Each Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

     SHORT SALES 'AGAINST THE BOX.' Each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box') to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Fund, and that Fund is obligated to replace the securities borrowed at a date in the future. When a Fund sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Fund will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. Each Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales 'against the box.'

     The Funds might make a short sale 'against the box' in order to hedge against market risks when Mitchell Hutchins or a Sub-Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for a security owned by the Fund, or when Mitchell Hutchins or a Sub-Adviser wants to sell a security that a Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions to make future payments to third parties, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Other Strategies Using Derivative Contracts,'

segregated accounts may also be required in connection with certain transactions involving options, futures contracts and forward currency contracts (and, for Global Income Fund, certain interest rate protection transactions).


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Fund may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions--Segregated Accounts.' A Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or a Sub-Adviser, as applicable, deems it advantageous to do so, which may result in a gain or loss to the Fund.

INVESTMENT LIMITATIONS OF THE FUNDS

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the Fund's shares present at a shareholders' meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

     Each Fund will not:

     (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

     (2) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (4) engage in the business of underwriting securities of other issuers,

except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     In addition, Emerging Markets Equity Fund and Global Equity Fund will not:

     (7) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions, which apply to each Fund, are non-fundamental and may be changed by the vote of the Fund's board without shareholder approval.

     Each Fund will not:

     (1) invest more than 10% of its net assets (15% of net assets for Emerging Markets Equity Fund) in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

     (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (4) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (5) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

            HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS



     HEDGING INSTRUMENTS. Mitchell Hutchins and the Sub-Advisers may use a variety of derivative contracts ('Hedging Instruments'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts and forward currency contracts, to attempt to hedge each Fund's portfolio. Global Income Fund also may use these derivative contracts to attempt to enhance income or realize gains and may hedge by entering into certain swaps or other interest rate protection transactions. A Fund may enter into transactions involving one or more types of these derivative contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of these derivative contracts will place at risk a much smaller portion of its assets. In particular, each Fund may use the Hedging Instruments described below.


     OPTIONS ON SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.


     OPTIONS ON SECURITIES INDEXES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transactions costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See 'Taxes.'


     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and the Sub-Advisers expect to discover additional opportunities in connection with options, futures contracts and other derivative contracts and hedging techniques. These new opportunities may become available as Mitchell Hutchins or the Sub-Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency contracts or other derivative contracts and techniques are developed. Mitchell Hutchins or a Sub-Adviser, as applicable, may utilize these opportunities for a Fund to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.



     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon the ability of Mitchell Hutchins or the Sub-Advisers, as applicable, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and the Sub-Advisers are experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

     The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins or a Sub-Adviser projected a decline in the price of a security in that Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, that Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund was unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

     COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ('covered') position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put or call options, in the case of Emerging Markets Equity Fund and Global Equity Fund, on equity and debt securities and stock indices and on foreign currencies, and in the case of Global Income Fund, on debt securities in which it is authorized to invest and on foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under 'Investment Policies and Restrictions--Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Funds may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Funds will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

     Generally, the OTC debt options or foreign currency options used by the Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     LIMITATIONS ON THE USE OF OPTIONS.  The use of options is governed by the following guidelines, which can be changed by each respective Fund's board without shareholder vote:

          (1) Each Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of its total assets.

          (2) The aggregate value of securities underlying put options written by a Fund determined as of the date the put options are written will not exceed 50% of that Fund's net assets.

          (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of that Fund's net assets.

     FUTURES. The Funds may purchase and sell securities index futures contracts, interest rate futures contracts and foreign currency futures contracts. A Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of each Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.


     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by each Fund's board without shareholder vote:

          (1) To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of that Fund's net assets.

          (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of that Fund's net assets.

          (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Fund will not exceed 5% of its total assets.

     FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each Fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Funds' securities are denominated. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Funds might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins or the Sub-Advisers believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     As noted above, each Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or a Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, a Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and Mitchell Hutchins or the Sub-Adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

     INTEREST RATE PROTECTION TRANSACTIONS. Global Income Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

     Global Income Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     Global Income Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in 'Investment Policies and Restrictions--Segregated Accounts.' The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

     Global Income Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risk in accordance with guidelines established by its board of trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------

Margo N. Alexander**; 50                 Trustee and President     Mrs. Alexander is president, chief executive
                                                                     officer and a director of Mitchell Hutch-
                                                                     ins (since January 1995), and an executive
                                                                     vice president and a director of
                                                                     PaineWebber. Mrs. Alexander is president
                                                                     and a director or trustee of 29 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

Richard Q. Armstrong; 61                        Trustee            Mr. Armstrong is chairman and principal of
78 West Brother Drive                                                RQA Enterprises (management consulting
Greenwich, CT 06830                                                  firm) (since April 1991 and principal
                                                                     occupation since March 1995). Mr. Arm-
                                                                     strong is also a director of Hi Lo Auto-
                                                                     motive, Inc. He was chairman of the board,
                                                                     chief executive officer and co-owner of
                                                                     Adirondack Beverages (producer and
                                                                     distributor of soft drinks and spar-
                                                                     kling/still waters) (October 1993-March
                                                                     1995). Mr. Armstrong was a partner of the
                                                                     New England Consulting Group (management
                                                                     consulting firm) (December 1992-September
                                                                     1993). He was managing director of LVMH
                                                                     U.S. Corporation (U.S. subsidiary of the
                                                                     French luxury goods conglomerate, Luis
                                                                     Vuitton Moet Hennessey Corporation)
                                                                     (1987-1991) and chairman of its wine and
                                                                     spirits subsidiary, Schieffelin &
                                                                     Somerset Company (1987-1991). Mr.
                                                                     Armstrong is a director or trustee of 28
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

E. Garrett Bewkes, Jr.**; 70          Trustee and Chairman of the  Mr. Bewkes is a director of Paine Webber
                                           Board of Trustees         Group Inc. ('PW Group') (holding company of
                                                                     PaineWebber and Mitchell Hutchins). Prior
                                                                     to December 1995, he was a consultant to PW
                                                                     Group. Prior to 1988, he was chairman of
                                                                     the board, president and chief executive
                                                                     officer of American Bakeries Company. Mr.
                                                                     Bewkes is also a director of Interstate
                                                                     Bakeries Corporation and NaPro BioTherapeu-
                                                                     tics, Inc. Mr. Bewkes is a director or
                                                                     trustee of 29 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.


                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Richard R. Burt; 50                             Trustee            Mr. Burt is chairman of International Equity
1101 Connecticut Avenue, N.W.                                        Partners (international investments and
Washington, D.C. 20036                                               consulting firm) (since March 1994) and a
                                                                     partner of McKinsey & Company (management
                                                                     consulting firm) (since 1991). He is also a
                                                                     director of American Publishing Company and
                                                                     Archer-Daniels-Midland Co. (agricultural
                                                                     commodities). He was the chief negotiator
                                                                     in the Strategic Arms Reduction Talks with
                                                                     the former Soviet Union (1989-1991) and the
                                                                     U.S. Ambassador to the Federal Republic of
                                                                     Germany (1985-1989). Mr. Burt is a director
                                                                     or trustee of 28 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Mary C. Farrell**; 47                           Trustee            Ms. Farrell is a managing director, senior
                                                                     investment strategist and member of
                                                                     the Investment Policy Committee
                                                                     of PaineWebber. Ms. Farrell joined
                                                                     PaineWebber in 1982. She is a member of the
                                                                     Financial Women's Association and Women's
                                                                     Economic Roundtable and is employed as a
                                                                     regular panelist on Wall $treet Week with
                                                                     Louis Rukeyser. She also serves on the
                                                                     Board of Overseers of New York University's
                                                                     Stern School of Business. Ms. Farrell is a
                                                                     director or trustee of 28 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

Meyer Feldberg; 55                              Trustee            Mr. Feldberg is Dean and Professor of
Columbia University                                                  Management of the Graduate School of
101 Uris Hall                                                        Business, Columbia University. Prior to
New York, New York 10027                                             1989, he was president of the Illinois
                                                                     Institute of Technology. Dean Feldberg is
                                                                     also a director of K-III Communications
                                                                     Corporation, Federated Department Stores,
                                                                     Inc. and Revlon, Inc. Dean Feldberg is a
                                                                     director or trustee of 28 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
George W. Gowen; 67                             Trustee            Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                     Dunnington, Bartholow & Miller. Prior to
New York, New York 10017                                             May 1994, he was a partner in the law firm
                                                                     of Fryer, Ross & Gowen. Mr. Gowen is a
                                                                     director of Columbia Real Estate Invest-
                                                                     ments, Inc. Mr. Gowen is a director or
                                                                     trustee of 28 investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Frederic V. Malek; 60                           Trustee            Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue, N.W.                                       Partners (merchant bank). From January 1992
Suite 350                                                            to November 1992, he was campaign manager
Washington, D.C. 20004                                               of Bush-Quayle '92. From 1990 to 1992, he
                                                                     was vice chairman and, from 1989 to 1990,
                                                                     he was president of Northwest Airlines
                                                                     Inc., NWA Inc. (holding company of North-
                                                                     west Airlines Inc.) and Wings Holdings Inc.
                                                                     (holding company of NWA Inc.). Prior to
                                                                     1989, he was employed by the Marriott
                                                                     Corporation (hotels, restaurants, airline
                                                                     catering and contract feeding), where he
                                                                     most recently was an executive vice
                                                                     president and president of Marriott Hotels
                                                                     and Resorts. Mr. Malek is also a director
                                                                     of American Management Systems, Inc.
                                                                     (management consulting and computer related
                                                                     services), Automatic Data Processing, Inc.,
                                                                     CB Commercial Group, Inc. (real estate
                                                                     services), Choice Hotels International
                                                                     (hotel and hotel franchising), FPL Group,
                                                                     Inc. (electric services), Integra, Inc.
                                                                     (bio-medical), Manor Care, Inc. (health
                                                                     care), National Education Corporation and
                                                                     Northwest Airlines Inc. Mr. Malek is a
                                                                     director or trustee of 28 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.


                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Carl W. Schafer; 61                             Trustee            Mr. Schafer is president of the Atlantic
P.O. Box 1164                                                        Foundation (charitable foundation sup-
Princeton, NJ 08542                                                  porting mainly oceanographic exploration
                                                                     and research). He also is a director of
                                                                     Roadway Express, Inc. (trucking), The
                                                                     Guardian Group of Mutual Funds, Evans
                                                                     Systems, Inc. (motor fuels, convenience
                                                                     store and diversified company), Hidden Lake
                                                                     Gold Mines Ltd., Electronic Clearing House,
                                                                     Inc., (financial transactions processing),
                                                                     Wainoco Oil Corporation and Nutraceutix,
                                                                     Inc. (biotechnology). Prior to January
                                                                     1993, he was chairman of the Investment
                                                                     Advisory Committee of the Howard Hughes
                                                                     Medical Institute. Mr. Schafer is a direc-
                                                                     tor or trustee of 28 investment companies
                                                                     for which Mitchell Hutchins or PaineWebber
                                                                     serves as an investment adviser.

John R. Torell, III; 57                         Trustee            Mr. Torell is chairman of Torell Management,
767 Fifth Avenue                                                     Inc. (financial advisory firm), chairman of
Suite 4605                                                           Telesphere Corporation (electronic provider
New York, NY 10153                                                   of financial information) and a managing
                                                                     director of Zilkha & Company (merchant
                                                                     banking and private investment company). He
                                                                     is the former chairman and chief executive
                                                                     officer of Fortune Bancorp (1990 to 1994),
                                                                     the former chairman, president and chief
                                                                     executive officer of CalFed, Inc. (savings
                                                                     association) (1988 to 1989) and former
                                                                     president of Manufacturers Hanover Corp.
                                                                     (bank) (prior to 1988). Mr. Torell is a
                                                                     director of American Home Products Corp.,
                                                                     New Colt Inc. (armament manufacturer) and
                                                                     Volt Information Sciences Inc. Mr. Torell
                                                                     is a director or trustee of 28 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS

------------------------------------  ---------------------------  ---------------------------------------------
T. Kirkham Barneby; 50                      Vice President         Mr. Barneby is a managing director and chief
                                        (Investment Trust only)      investment officer--quantitative investment
                                                                     of Mitchell Hutchins. Prior to September
                                                                     1994, he was a senior vice president at
                                                                     Vantage Global Management. Prior to June
                                                                     1993, he was a senior vice president at
                                                                     Mitchell Hutchins. Mr. Barneby is a vice
                                                                     president of five investment companies for
                                                                     which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Teresa M. West; 38                         Vice President         Ms. West is a first vice president of Mitch-
                                                                     ell Hutchins. Prior to November 1993, she
                                                                     was compliance manager of Hyperion Capital
                                                                     Management, Inc., an investment advisory
                                                                     firm. Prior to April 1993, Ms. West was a
                                                                     vice president and manager--legal
                                                                     administration of Mitchell Hutchins. Ms.
                                                                     West is a vice president of 29 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

C. William Maher; 35                      Vice President and       Mr. Maher is a first vice president and a se-
                                          Assistant Treasurer        nior manager of the mutual fund finance
                                                                     division of Mitchell Hutchins. Mr. Maher is
                                                                     a vice president and assistant treasurer of
                                                                     29 investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

Dennis McCauley; 50                   Vice President (Investment   Mr. McCauley is a managing director and chief
                                             Series only)            investment officer--fixed income of
                                                                     Mitchell Hutchins. Prior to December 1994,
                                                                     he was director of fixed income
                                                                     investments of IBM Corporation. Mr.
                                                                     McCauley is a vice president of 19
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

Ann E. Moran; 39                          Vice President and       Ms. Moran is a vice president of Mitchell
                                          Assistant Treasurer        Hutchins. Ms. Moran is also a vice presi-
                                                                     dent and assistant treasurer of 29 invest-
                                                                     ment companies for which Mitchell Hutchins
                                                                     or PaineWebber serves as investment
                                                                     adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Dianne E. O'Donnell; 44                   Vice President and       Ms. O'Donnell is a senior vice president and
                                               Secretary             deputy general counsel of Mitchell
                                                                     Hutchins. Ms. O'Donnell is a vice presi-
                                                                     dent and secretary of 28 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

Emil Polito; 36                             Vice President         Mr. Polito is a senior vice president and di-
                                                                     rector of operations and control for Mitch-
                                                                     ell Hutchins. From March 1991
                                                                     to September 1993, he was director of the
                                                                     Mutual Funds Sales Support and Service
                                                                     Center for Mitchell Hutchins and
                                                                     PaineWebber. Mr. Polito is vice president
                                                                     of 29 investment companies for which
                                                                     Mitchell Hutchins or PaineWebber serves as
                                                                     investment adviser.

Victoria E. Schonfeld; 46                   Vice President         Ms. Schonfeld is a managing director and
                                                                     general counsel of Mitchell Hutchins. Prior
                                                                     to May 1994, she was a partner in the law
                                                                     firm of Arnold & Porter. Ms. Schonfeld is a
                                                                     vice president of 29 investment companies
                                                                     for which Mitchell Hutchins or PaineWebber
                                                                     serves as investment adviser.

Paul H. Schubert; 34                      Vice President and       Mr. Schubert is a first vice president and a
                                          Assistant Treasurer        senior manager of the mutual fund finance
                                                                     division of Mitchell Hutchins. From August
                                                                     1992 to August 1994, he was a vice
                                                                     president at BlackRock Financial
                                                                     Management, Inc. Prior to August 1992, he
                                                                     was an audit manager with Ernst & Young
                                                                     LLP. Mr. Schubert is a vice president and
                                                                     assistant treasurer of 29 investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

Julian F. Sluyters; 36                    Vice President and       Mr. Sluyters is a senior vice president and
                                               Treasurer             the director of the mutual fund finance
                                                                     division of Mitchell Hutchins. Mr. Sluyters
                                                                     is a vice president and treasurer of 29
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Mark A. Tincher; 41                         Vice President         Mr. Tincher is a managing director and chief
                                         (Investment Trust and       investment officer--U.S. equity invest-
                                       Investment Trust II only)     ments of Mitchell Hutchins. Prior to March
                                                                     1995, he was a vice president and directed
                                                                     the U.S. funds management and equity
                                                                     research areas of Chase Manhattan Private
                                                                     Bank. Mr. Tincher is a vice president of 13
                                                                     investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

Stuart Waugh; 41                      Vice President (Investment   Mr. Waugh is a managing director and a
                                             Series only)            portfolio manager of Mitchell Hutchins
                                                                     responsible for global fixed income in-
                                                                     vestments and currency trading. Mr. Waugh
                                                                     is also a vice president of five investment
                                                                     companies for which Mitchell Hutchins or
                                                                     PaineWebber serves as investment adviser.

Keith A. Weller; 35                       Vice President and       Mr. Weller is a first vice president and as-
                                          Assistant Secretary        sociate general counsel of Mitchell
                                                                     Hutchins. Prior to May 1995, he was an
                                                                     attorney in private practice. Mr. Weller is
                                                                     a vice president and assistant secretary of
                                                                     28 investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as
                                                                     investment adviser.

------------------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of each
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.


     Investment Trust II and Investment Series each pays trustees who are not 'interested persons' of the Trust $1,000 annually for its sole series, plus any additional amounts due for board or committee meetings. Investment Trust presently has two series and pays each such trustee $1,000 annually for Global Equity Fund and an additional $1,500 annually for its second series. Therefore, Investment Trust pays each trustee $2,500 annually, plus any additional amounts due for board or committee meetings. Each Trust pays an additional $150 for each board meeting and each separate meeting of a board committee. Messrs. Feldberg and Torell serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional annual compensation, aggregating $15,000 each, from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own in the aggregate less than 1% of the outstanding shares of each Fund. Because PaineWebber, Mitchell Hutchins and, as applicable, a Sub-Adviser perform substantially all the services necessary for the operation of the Trusts and each Fund, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer.

     The table below includes certain information relating to the compensation of the current trustees who held office with the Trusts or with other PaineWebber funds during the fiscal years indicated.

                              COMPENSATION TABLE+

                                                                                                        TOTAL
                                                      AGGREGATE       AGGREGATE       AGGREGATE      COMPENSATION
                                                     COMPENSATION    COMPENSATION    COMPENSATION      FROM THE
                                                         FROM            FROM            FROM         TRUSTS AND
                                                      INVESTMENT      INVESTMENT      INVESTMENT       THE FUND
             NAME OF PERSON, POSITION                 TRUST II*        TRUST**        SERIES***      COMPLEX****
--------------------------------------------------   ------------    ------------    ------------    ------------
Richard Q. Armstrong,
  Trustee.........................................      $1,688          $2,625          $  744         $ 59,873
Richard R. Burt,
  Trustee.........................................      $1,688          $2,625          $  594         $ 51,173
Meyer Feldberg,
  Trustee.........................................      $1,688          $2,625          $4,361         $ 96,181
George W. Gowen,
  Trustee.........................................      $1,688          $2,625          $4,361         $ 92,431
Frederic V. Malek,
  Trustee.........................................      $1,688          $2,625          $4,361         $ 92,431
Carl W. Schafer,
  Trustee.........................................      $1,688          $2,625          $  744         $ 62,307
John R. Torell, III,
  Trustee.........................................      $1,688          $2,625          $  744         $ 60,123

------------------


   + Only independent members of the board are compensated by the Trusts and identified above; trustees who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

   * Represents fees paid to each trustee during the fiscal year ended June 30, 1996. For the four-months ended October 31, 1996, each of the above named trustees received fees of $758, except for Mr. Schafer, who received fees of $900.

  ** Represents fees paid to each trustee during the fiscal year ended August
     31, 1996. For the two-months ended October 31, 1996, each of the above named trustees received fees of $550, except for Mr. Burt, who received fees of $400.

 *** Represents fees paid to each trustee during the fiscal year ended October
     31, 1996.

**** Represents total compensation paid to each trustee during the calendar year ended December 31, 1996; no fund within the fund complex has a pension or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

     The following shareholders are shown in Emerging Markets Equity Fund's records as owning more than 5% of its shares:

                                                                                 NUMBER AND PERCENTAGE
                                                                                 OF SHARES BENEFICIALLY
NAME AND ADDRESS*                                                             OWNED AS OF JANUARY 31, 1997
-----------------------------------------------------------------------   ------------------------------------
Subaru of New England..................................................        623,514              19.56%
E. Boch................................................................        167,939               5.27%

     The following shareholder is shown in Global Equity Fund's records as owning more than 5% of its shares:

                                                                                 NUMBER AND PERCENTAGE
                                                                                 OF SHARES BENEFICIALLY
NAME AND ADDRESS*                                                             OWNED AS OF JANUARY 31, 1997
-----------------------------------------------------------------------   ------------------------------------
Northern Trust Company (FBO PaineWebber 401(k) Plan)...................       2,084,436               6.50%

------------------

* The shareholder(s) listed may be contacted c/o Mitchell Hutchins Asset

  Management Inc., 1285 Avenue of the Americas, New York, New York 10019

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to each Fund pursuant to separate contracts (each an 'Advisory Contract') with each Trust. Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rates indicated below.

     Under the terms of the Advisory Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the 1940 Act) of the applicable Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the applicable Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.



     EMERGING MARKETS EQUITY FUND. Mitchell Hutchins acts as the investment adviser and administrator of Emerging Markets Equity Fund pursuant to an Advisory Contract with Investment Trust II dated February 25, 1997. Under the Advisory Contract the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, at the annual rate of 1.20% of the Fund's average daily net assets. During the four months ended October 31, 1996, the fiscal years ended June 30, 1996 and June 30, 1995 and the period January 19, 1994 (commencement of operations) to June 30, 1994, the Fund paid (or accrued) to Mitchell Hutchins, under a prior contract, and/or Kidder Peabody Asset Management, Inc. ('KPAM') (the Fund's investment adviser prior to February 13, 1995) advisory and administrative fees of $220,071, $867,093, $1,261,493 and $658,437, respectively.


     During the four months ended October 31, 1996 and for the fiscal years ended June 30, 1996 and June 30, 1995, Mitchell Hutchins waived part of its management fees and reimbursed Emerging Markets Equity Fund in the amounts of $142,160, $538,618 and $81,217, respectively; during these periods, certain expense limitations were applicable which are no longer in effect. As of the date of this Statement of Additional Information, Mitchell Hutchins was voluntarily waiving part of its management fees and making reimbursements to Emerging Markets Equity Fund so that the Fund's 'Total Operating Expenses' were as listed in the Expense Table in the Prospectus. Mitchell Hutchins may discontinue these voluntary waivers/reimbursements at any time.

     The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with Schroder Capital, dated February 25, 1997 ('Schroder Contract'), pursuant to which Schroder Capital determines what securities will be purchased, sold or held by Emerging Markets Equity Fund. Under the Schroder Contract, Mitchell Hutchins (not the Fund) pays Schroder Capital a fee in the amount of 0.70% of the Fund's average daily net assets. Schroder Capital bears all expenses incurred by it in connection with its services under the Schroder Contract, but is not responsible for any expenses incurred by the Trust, Fund or Mitchell Hutchins, including custody fees. Under sub-advisory contracts with the Fund's former sub-adviser, Emerging Markets Management, for the four months ended October 31, 1996 and the fiscal years ended June 30, 1996, and June 30, 1995 and for the period January 19, 1994 (commencement of operations) through June 30, 1994, Mitchell Hutchins and/or KPAM paid (or accrued) fees of $152,148, $599,472, $872,143 and $455,216, respectively, to Emerging Markets Management.

     Under the Schroder Contract, Schroder Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, Emerging Markets Equity Fund, its shareholders or Mitchell Hutchins in connection with the Schroder Contract, except any liability to the Trust, the Fund, its shareholders or Mitchell Hutchins to which Schroder Capital would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Schroder Contract.

     The Schroder Contract terminates automatically upon the assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Fund's outstanding securities on 60 days' notice to Schroder Capital, or by Schroder Capital on 60 days' written notice to Mitchell Hutchins.

     GLOBAL EQUITY FUND. Mitchell Hutchins acts as the investment adviser and administrator of Global Equity Fund pursuant to an Advisory Contract dated August 25, 1995 with Investment Trust. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.85% of the value of the Fund's average daily net assets up to and including $500 million, 0.83% of amounts over $500 million and up to and including $1 billion, and 0.805% of amounts over $1 billion. During the two months ended October 31, 1996 and for the fiscal years ended August 31, 1996, August 31, 1995, and August 31, 1994, the Fund paid (or accrued) to Mitchell Hutchins and/or KPAM (the Fund's investment adviser prior to February 13, 1995) advisory and administrative fees of $794,518, $4,990,588, $2,109,091 and $2,339,156, respectively.

     The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers, but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with GE Investment Management, dated August 25, 1995 ('GEIM Contract'), pursuant to which GE Investment Management determines what securities will be purchased, sold or held by the Fund. Under the GEIM Contract, Mitchell Hutchins (not the Fund) pays GE Investment Management a fee, computed daily and paid monthly, at the annual rate of 0.31% of the value of its average daily net assets up to and including $500 million, 0.29% of amounts over $500 million up to and including $1 billion, and 0.265% of amounts over $1 billion. GE Investment Management bears all expenses incurred by it in connection with its services under the GEIM Contract. Under the GEIM Contract (or a prior sub-advisory contract between KPAM and GE Investment Management) for the two months ended October 31, 1996 and the fiscal years ended August 31, 1996, August 31, 1995 and August 31, 1994, Mitchell Hutchins and/or KPAM paid (or accrued) fees of $287,688, $1,808,760, $1,523,282 and $1,637,409, respectively, to GE Investment Management.

     Under the GEIM Contract, GE Investment Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, Global Equity Fund, its shareholders or Mitchell Hutchins in connection with the GEIM Contract, except any liability to the Trust, the Fund, its shareholders or Mitchell Hutchins to which GE Investment Management would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the GEIM Contract.

     The GEIM Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice to GE Investment Management, or by GE Investment Management on 60 days' written notice to

Mitchell Hutchins.

     GLOBAL INCOME FUND. Mitchell Hutchins acts as the investment adviser and administrator of Global Income Fund pursuant to an Advisory Contract with Investment Series dated April 21, 1988. Under the Advisory Contract the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of its average daily net assets up to and including $500 million, 0.725% of amounts in excess of $500 million and up to $1 billion, 0.70% of amounts in excess of $1 billion and up to $1.5 billion, 0.675% of amounts in excess of $1.5 billion and up to $2.0 billion, and 0.65% of amounts over $2 billion. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund paid

(or accrued) to Mitchell Hutchins advisory and administrative fees of $7,812,766, $9,229,318 and $12,723,592, respectively.

     Under a service agreement ('Service Agreement') with Global Income Fund that is reviewed by its board annually, PaineWebber provides certain services to Global Income Fund not otherwise provided by the Fund's transfer agent. Pursuant to the Service Agreement, for the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Global Income Fund paid (or accrued) to PaineWebber $305,944, $376,299 and $487,859, respectively.

     NET ASSETS. The following table shows the approximate net assets as of January 31, 1997, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                                    NET ASSETS
INVESTMENT CATEGORY                                                                  ($ MIL)
---------------------------------------------------------------------------------   ----------
Domestic (excluding Money Market)................................................   $  5,745.3
Global...........................................................................      2,923.0
Equity/Balanced..................................................................      3,566.1
Fixed Income (excluding Money Market)............................................      5,102.2
     Taxable Fixed Income........................................................      3,503.4
     Tax-Free Fixed Income.......................................................      1,598.8
Money Market Funds...............................................................     24,251.8

     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to codes of ethics that describe the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber Funds and other Mitchell Hutchins advisory clients. Personnel of each Sub-Adviser may also invest in securities for their own accounts pursuant to comparable codes of ethics.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of each Fund under separate distribution contracts with each Trust (collectively, 'Distribution Contracts') that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Fund. Shares of each Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to the Class A, Class B and Class C shares (collectively, 'Exclusive Dealer Agreements'), PaineWebber and its correspondent firms sell the Funds' shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by each Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and collectively, 'Plans'), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares for each respective Fund. Under the Class B Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (in the case of Emerging Markets Equity Fund and Global Equity Fund) and 0.50% (in the case of Global Income Fund) of the average daily net assets of the Class C shares.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to each Fund's board of trustees at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by each board of trustees, including those trustees who are not 'interested persons' of their respective Funds and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the respective Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not

'interested persons' of a Fund shall be committed to the discretion of the trustees who are not 'interested persons' of that Fund.

     In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins allocates expenses attributable to the sale of each Class of each

Fund's shares to such Class based on the ratio of sales of shares of such Class to the sales of all Classes of shares. The fees paid by one Class of a Fund's shares will not be used to subsidize the sale of any other Class of Fund shares.

     During the fiscal periods shown, the Funds paid (or accrued) the following respective fees to Mitchell Hutchins under the Plans:

                               EMERGING
                                MARKETS                                 GLOBAL                         GLOBAL
                                EQUITY                                  EQUITY                         INCOME
                                 FUND                                    FUND                           FUND
                  -----------------------------------    -------------------------------------    -----------------
                     FOUR MONTHS        FISCAL YEAR         TWO MONTHS          FISCAL YEAR          FISCAL YEAR
                  ENDED OCTOBER 31,    ENDED JUNE 30,    ENDED OCTOBER 31,    ENDED AUGUST 31,    ENDED OCTOBER 31,
                        1996                1996               1996                 1996                1996
                  -----------------    --------------    -----------------    ----------------    -----------------
Class A........        $14,960            $ 65,762           $ 131,568           $  828,741          $ 1,466,720
Class B........        $ 3,097            $  2,704           $ 191,642           $1,252,635          $ 4,022,741
Class C........        $32,379            $144,997           $ 113,306           $  732,335          $   438,497

     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each Fund during the fiscal periods shown:

                                             EMERGING
                                             MARKETS                              GLOBAL                      GLOBAL
                                              EQUITY                              EQUITY                      INCOME
                                               FUND                                FUND                        FUND
                                 --------------------------------   ----------------------------------   ----------------
                                   FOUR MONTHS       FISCAL YEAR       TWO MONTHS        FISCAL YEAR       FISCAL YEAR
                                      ENDED             ENDED            ENDED              ENDED             ENDED
                                 OCTOBER 31, 1996   JUNE 30, 1996   OCTOBER 31, 1996   AUGUST 31, 1996   OCTOBER 31, 1996
                                 ----------------   -------------   ----------------   ---------------   ----------------
CLASS A
Marketing and advertising......      $  3,273         $   8,682         $ 35,952         $ 1,433,220        $  164,442
Printing of prospectuses and
  statement of additional
  information..................      $  1,830         $     815         $  2,245         $       122        $      884
Branch network costs allocated
  and interest expense.........      $  3,415         $  21,768         $129,023         $   591,899        $  908,066
Service fees paid to
  PaineWebber Investment
  Executives...................      $  5,535         $  28,468         $ 48,680         $   340,469        $  574,789
CLASS B
Marketing and advertising......      $  3,664         $   5,667         $  3,819         $    58,093        $  183,171
Amortization of commissions....      $    998         $     786         $ 78,747         $   716,318        $1,358,400

Printing of prospectuses and
  statement of additional
  information..................      $    107         $     524         $    817         $        50        $      984
Branch network costs allocated
  and interest expense.........      $  2,528         $   6,993         $ 15,666         $   430,854        $1,286,216
Service fees paid to
  PaineWebber investment
  executives...................      $    286         $     268         $ 17,727         $   128,838        $  395,661
CLASS C
Marketing and advertising......      $ 25,495         $  16,423         $ 12,684         $   140,994        $   76,669
Amortization of commissions....      $  8,985         $  47,127         $ 31,443         $   137,429        $  118,627
Printing of prospectuses and
  statement of additional
  information..................      $    963         $   1,572         $    484         $       120        $      412
Branch network costs allocated
  and interest expense.........      $ 17,724         $  54,119         $ 44,478         $   815,384        $  508,368
Service fees paid to
  PaineWebber investment
  executives...................      $  2,996         $  15,709         $ 10,481         $    75,334        $   57,434

     'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the Funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Funds' shares, including the PaineWebber retail branch system.

     In approving the Funds' overall Flexible Pricing(Service Mark) system of distribution, each Trust's board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in each respective Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Funds' shares and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, the trustees of each Fund considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case,
(3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan, the trustees of each Fund considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     In approving the Class C Plan, the trustees of each Fund considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of each Fund, which would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

     Under the Distribution Contracts for the Class A shares for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts net of concessions to PaineWebber as exclusive dealer.

                                                               FOUR MONTHS         FISCAL YEARS ENDED JUNE 30,
                                                            ENDED OCTOBER 31,    --------------------------------
                                                                  1996             1996        1995        1994
                                                            -----------------    --------    --------    --------
EMERGING MARKETS EQUITY FUND
Earned...................................................       $   4,109        $ 25,696    $ 28,289      N/A
Retained.................................................       $     251        $  1,280    $    225      N/A

                                                               TWO MONTHS         FISCAL YEARS ENDED AUGUST 31,
                                                            ENDED OCTOBER 31,    --------------------------------
                                                                  1996             1996        1995        1994
                                                            -----------------    --------    --------    --------

GLOBAL EQUITY FUND
Earned...................................................       $  22,360        $229,590    $130,094      N/A
Retained.................................................       $   1,366        $ 10,949    $  3,353      N/A


                                                                                  FISCAL YEARS ENDED OCTOBER 31,
                                                                                 --------------------------------
                                                                                   1996        1995        1994
                                                                                 --------    --------    --------

GLOBAL INCOME FUND
Earned...................................................                        $ 37,752    $ 43,136    $193,492
Retained.................................................                        $  6,564    $ 12,003    $ 11,573

     For the fiscal periods shown, Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares.


                                      EMERGING
                                      MARKETS                                 GLOBAL                        GLOBAL
                                       EQUITY                                 EQUITY                        INCOME
                                        FUND                                   FUND                          FUND
                         ----------------------------------    ------------------------------------    ----------------
                           FOUR MONTHS        FISCAL YEAR         TWO MONTHS         FISCAL YEAR         FISCAL YEAR
                              ENDED              ENDED              ENDED               ENDED               ENDED
                         OCTOBER 31, 1996    JUNE 30, 1996     OCTOBER 31, 1996    AUGUST 31, 1996     OCTOBER 31, 1996
                         ----------------    --------------    ----------------    ----------------    ----------------
Class A...............        $    0             $    0            $      0            $      0           $        0
Class B...............        $  143             $1,233            $ 53,862            $606,968           $  974,178
Class C...............        $    5             $   45            $    258            $  1,802           $    1,459

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by each Fund's board, Mitchell Hutchins or a Sub-Adviser, as applicable, is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins or the Sub-Adviser seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins and the Sub-Adviser generally seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Funds may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. For the four months ended October 31, 1996, the fiscal years ended June 30, 1996, June 30, 1995 and the period January 19, 1994 (commencement of operations) to June 30, 1994, Emerging Markets Equity Fund paid $80,726, $264,723, $531,901 and $363,528, respectively, in brokerage commissions. For the two months ended October 31, 1996 and the fiscal years ended August 31, 1996, August 31, 1995 and August 31, 1994, Global Equity Fund paid $118,589, $1,472,329, $850,531 and $780,022, respectively, in brokerage commissions. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Global Income Fund did not pay any brokerage commissions.

     The Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. Each Fund's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contracts authorize PaineWebber to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. Global Income Fund paid no brokerage commissions to PaineWebber during its last three fiscal years. Neither Emerging Markets Equity Fund nor Global Equity Fund paid brokerage commissions to PaineWebber during the period February 13, 1994 (the date Mitchell Hutchins was appointed investment adviser) to October 31, 1996.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.



     Consistent with the interests of the Funds and subject to the review of each Fund's board of trustees, Mitchell Hutchins or a Sub-Adviser may cause a Fund to purchase and sell portfolio securities from and to dealers or through brokers who provide that Fund with research, analysis, advice and similar services. In return for such services, the Funds may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the Sub-Adviser, as applicable, to that Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the four months ended October 31, 1996 and for the fiscal year ended June 30, 1996, Emerging Markets Management directed none of Emerging Markets Equity Fund's portfolio transactions to brokers chosen for research services. For the two months ended October 31, 1996 and the fiscal year ended August 31, 1996, GE Investment Management directed $6,130,174 and $21,439,471, respectively, in portfolio transactions to brokers chosen because they provided research services, for which Global Equity Fund paid $12,539 and $24,245, respectively, in commissions. For the fiscal year ended October 31, 1996, Mitchell Hutchins directed none of Global Income Fund's portfolio transactions to brokers chosen for research services.


     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins or the applicable Sub-Adviser seeks best execution. Although Mitchell Hutchins and the Sub-Adviser may receive certain research or execution services in connection with these transactions, Mitchell Hutchins and the Sub-

Advisers will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins and the Sub-Advisers will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or a Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or the Sub-Adviser receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by brokers or dealers through which or with which the Funds effect securities transactions may be used by Mitchell Hutchins or a Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or the Sub-Adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Funds. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts or the Sub-Advisers under the Schroder and GEIM Contracts.

     Investment decisions for a Fund and for other investment accounts managed by Mitchell Hutchins or by a Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

     The Funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each Fund's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Funds.

     PORTFOLIO TURNOVER. The Funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of each Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

     The Funds' respective portfolio turnover rates for the fiscal periods shown were:

EMERGING MARKETS EQUITY FUND
Four Months ended October 31, 1996..........................................................................    22%
Fiscal Year ended June 30, 1996.............................................................................    69%
Fiscal Year ended June 30, 1995.............................................................................    76%
GLOBAL EQUITY FUND
Two Months ended October 31, 1996...........................................................................     3%
Fiscal Year ended August 31, 1996...........................................................................    33%
Fiscal Year ended August 31, 1995...........................................................................    40%
GLOBAL INCOME FUND
Fiscal Year ended October 31, 1996..........................................................................   126%
Fiscal Year ended October 31, 1995..........................................................................   113%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

     COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An 'eligible group of related Fund investors' can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ('IRA');

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

          (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATIONS-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2)

an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     Certain PaineWebber mutual funds offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing System on July 1, 1991 ('CDSC Funds'). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Funds, Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of the Funds, any waiver or reduction of the contingent deferred sales charge that applied to the Class B Shares of the CDSC Fund will apply to the Class B shares of the Funds acquired through the exchange.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Funds may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. This exchange privilege is available only in those jurisdictions where the sale of PaineWebber fund shares to be acquired through such exchange may be legally made. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce any exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     The Funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

     AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of 'dollar cost averaging.' When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

     SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Funds of sufficient Fund shares to provide the withdrawal payments specified by participants in the Funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under 'Dividends & Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ('Transfer Agent'). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

     REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in a Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Dividends & Taxes' in the Prospectus.

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SERVICE MARK)
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED) (RMA)(REGISTERED)

     Shares of PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

     Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

     In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     o automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York

       Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     o expanded account protection to $50 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

     Class B shares of the Funds will automatically convert to Class A shares, based on the relative net asset values per share of the two Classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If a shareholder acquired Class B shares of any Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion will be determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not be met.

                              VALUATION OF SHARES

     The Funds determine their net asset values per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the Sub-Adviser as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ('Nasdaq') are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less which are valued as described further below). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's board. In valuing lower rated corporate debt securities it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Funds' custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of a Fund determines that this does not represent fair value.

     Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of each Fund's board of trustees. The foreign currency exchange transactions of the Funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

     The Funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in each Fund's Performance Advertisements are calculated according to the following formula:

                 n
         P(1 + T)  =  ERV

      where:     P  =  a hypothetical initial payment of $1,000 to purchase shares of a specified Class

                 T  =  average annual total return of shares of that Class

                 n  =  number of years

               ERV  =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge (4.0% for Global Income Fund) is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The Funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for the Class A, Class B and Class C shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                          EMERGING MARKETS EQUITY FUND

                                           CLASS A     CLASS B     CLASS C
                                           -------     -------     -------
Year ended October 31, 1996:
  Standardized Return*..................    (5.68)%       N/A       (2.89)%
  Non-Standardized Return...............    (1.25)%       N/A       (1.89)%
Inception** to October 31, 1996:
  Standardized Return*..................    (9.52)%     (2.92)%     (8.67)%
  Non-Standardized Return...............    (7.99)%     (2.08)%     (8.67)%

------------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.

** The inception date for each Class of shares is as follows: Class A--January
   19, 1994, Class B--December 5, 1995, and Class C--January 19, 1994. Return information for Class B shares has not been annualized and reflects results for the period December 5, 1995 through October 31, 1996.

                               GLOBAL EQUITY FUND

                                           CLASS A     CLASS B     CLASS C
                                           -------     -------     -------
Year ended October 31, 1996:

  Standardized Return*..................     9.01%       8.28%      12.28%
  Non-Standardized Return...............    14.17%      13.28%      13.28%
Inception** to October 31, 1996:
  Standardized Return*..................    10.11%       5.80%      10.23%
  Non-Standardized Return...............    11.14%       9.13%      10.23%

------------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.
** The inception date for each Class of shares is as follows: Class A--November
   14, 1991, Class B--August 25, 1995, and Class C--May 10, 1993.

                               GLOBAL INCOME FUND

                                           CLASS A    CLASS B    CLASS C
                                           -------    -------    -------
Year ended October 31, 1996:
  Standardized Return*..................     4.27%      2.95%      7.37%
  Non-Standardized Return...............     8.60%      7.95%      8.12%
Five years ended October 31, 1996:
  Standardized Return*..................     6.11%      5.86%       N/A
  Non-Standardized Return...............     6.98%      6.18%       N/A
Inception** to October 31, 1996:
  Standardized Return*..................     6.84%      9.52%      6.13%
  Non-Standardized Return...............     7.66%      9.52%      6.13%

------------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.
** The inception date for each Class of shares is follows: Class A--July 1, 1991, Class B--March 20, 1987, and Class C-- July 2, 1992.

     YIELD. Yields used in Global Income Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ('Period'), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:

                                --                    --
                                |                 6     |
                                |  (    a-b      )      |

                YIELD  =   2    |  (    ---  + 1 )  -1  |
                                |  (    cd       )      |
                                --                    --

         where:     a  =  interest earned during the Period attributable
                          to a Class of shares

                    b  =  expenses accrued for the Period attributable to a
                          Class of shares (net of reimbursements)

                    c  =  the average daily number of shares of a Class
                          outstanding during the Period that were
                          entitled to receive dividends

                    d  =  the maximum offering price per share (in the
                          case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.

     Except as noted below, in determining interest income earned during the Period (variable 'a' in the above formula), Global Income Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable 'd' in the above formula) the Fund's current maximum 4% initial sales charge on Class A shares is included. For the 30-day period ended October 31, 1996, the yields for its Class A shares, Class B shares and Class C shares were 5.43%, 4.94% and 5.20%, respectively.

     OTHER INFORMATION. In Performance Advertisements, the Funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), with the performance of recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index ('S&P 500'), the Dow Jones Industrial Average, the

International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Salomon Brothers Non-U.S. Dollar Index, the Salomon Brothers Non-U.S. World Government Bond Index, the Salomon Brothers World Government Index, other similar Salomon Brothers indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     The Funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing the Funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the Funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any Fund involves greater risks than an investment in either a money market fund or a CD.

     Each Fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.


                                    [CHART]

The chart is shown for illustrative purposes only and does not represent any Fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stock and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.
------------------
Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook(Trademark) Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

     Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1995, stocks beat all other traditional asset classes. A $10 investment in the S&P 500 grew to $10,507, significantly more than any other investment.

                                     TAXES

     In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ('Distribution Requirement') and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income

(including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively 'foreign taxes') that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election.

     Each Fund will be subject to a nondeductible 4% excise tax ('Excise Tax')

to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Each Fund may invest in the stock of 'passive foreign investment companies' ('PFICs') if such stock is a permissible investment. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain from disposition of such stock (collectively 'PFIC income'), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund' ('QEF'), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which may have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to 'mark-to-market' their stock in certain PFICs. 'Marking-to-market,' in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities).

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures, forward currency contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Global Income Fund may acquire zero coupon U.S. Treasury securities issued with original issue discount. As a holder of such securities, the Fund must include in its gross income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures, forward currency contracts or foreign currency positions, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

     Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of the Fund or its Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or the Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant Fund. The trustees intend to conduct each Fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Prior to November 1, 1995, the name of Emerging Markets Equity Fund was 'Mitchell Hutchins/Kidder Peabody Emerging Markets Equity Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Emerging Markets Equity Fund.' Prior to November 10, 1995, the Fund's Class C shares were called 'Class B' shares. New Class B shares were not offered prior to December 5, 1995.

     Prior to August 25, 1995, the name of Global Equity Fund was 'Mitchell Hutchins/Kidder, Peabody Global Equity Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Global Equity Fund.' Prior to November 10, 1995, the Fund's Class B shares were known as 'Class E' shares and its Class C shares were known as 'Class B' shares.

     Prior to November 10, 1995, Global Income Fund's Class C shares were known as 'Class D' shares.

     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for Emerging Markets Equity Fund and Global Equity Fund. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for Global Income Fund.

                              FINANCIAL STATEMENTS

     Each Fund's Annual Report to Shareholders for the last fiscal year is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated herein by this reference.

                                    APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the higher rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                 [This page intentionally left blank]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ------------------

                               TABLE OF CONTENTS


                                                  PAGE
                                                  ----
Investment Policies and Restrictions...........     1
Hedging and Other Strategies Using Derivative
  Contracts....................................    13
Trustees and Officers; Principal Holders of
  Securities...................................    21
Investment Advisory and Distribution
  Arrangements.................................    29
Portfolio Transactions.........................    35
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services....    37
Conversion of Class B Shares...................    40
Valuation of Shares............................    41
Performance Information........................    41
Taxes..........................................    45
Other Information..............................    48
Financial Statements...........................    48
Appendix.......................................   A-1


(Copyright)1997 PaineWebber Incorporated
                                                                     PaineWebber
                                                                Emerging Markets
                                                                     Equity Fund

                                                                     PaineWebber
                                                              Global Equity Fund

                                                                     PaineWebber
                                                              Global Income Fund

                                             Statement of Additional Information


                                                                   March 1, 1997

                                                                     PAINEWEBBER